Filed Pursuant to Rule 497(e)
Registration No.: 333-111662

SUNAMERICA SPECIALTY SERIES

SunAmerica Global Trends Fund (the “Fund”)

Supplement dated November 25, 2014 to the Prospectus

dated March 1, 2014, as supplemented and amended to date

Effective immediately, on page 3 of the Prospectus, in the second paragraph under the heading “PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND,” the bullets “German equity markets” and “Japanese equity markets,” respectively, are hereby deleted as asset classes and replaced with the following:

•	Developed Europe equity markets excluding United Kingdom equity markets
•	Developed Asia Pacific equity markets

On page 3 of the Prospectus, the third paragraph under the heading “PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND” is hereby deleted in its entirety and replaced with the following:

“Wellington Management Company, LLP (the “Subadviser” or “Wellington Management”) serves as subadviser to the Fund. Pursuant to Wellington Management’s proprietary approach, which involves rules-based indicators and technical analysis, the Fund’s investment exposure to each of these ten asset classes (based on the notional exposure of the futures) will generally be between 0% and 20% of the value of the Fund’s net assets. The Fund’s investment exposure to an asset class will fluctuate depending on the positive or negative signals identified by Wellington Management for the asset class, including based on whether an asset class is trending up, trending down or in a “range-bound” environment (i.e., where the market is trading in a relatively narrow range instead of trending). Wellington Management, in its sole discretion, will determine the allocation of the Fund’s investment exposure across the asset classes. After asset class allocations are made, Wellington Management will generally allocate any remaining assets (i.e., assets remaining if the Fund’s investment exposure to futures is less than 100%) to repurchase agreements and/or other money market instruments.”

On page 20 of the Prospectus, under the heading “More Information About the Fund,” in the second paragraph under the subsection “Investment Strategies and Techniques,” the bullets “German equity markets (e.g., DAX futures)” and “Japanese equity markets (e.g., Nikkei futures)” are hereby deleted and the following are hereby added as asset classes (including examples of the market or economic indices that may be used as the underlying reference items for the Fund’s futures instruments):

•	Developed Europe equity markets excluding United Kingdom equity markets

(e.g., DAX futures, CAC40 futures (France), IBEX35 futures (Spain))

•	Developed Asia Pacific equity markets

(e.g., Nikkei futures (Japan), ASX futures (Australia))

On page 20 of the Prospectus, under the heading “More Information About the Fund,” the third paragraph under the subsection “Investment Strategies and Techniques” is hereby deleted in its entirety and replaced with the following:

“Pursuant to Wellington Management’s proprietary approach, which involves rules-based indicators and technical analysis, the Fund’s investment exposure to each of these ten asset classes (based on the notional exposure of the futures) will generally be between 0% and 20% of the value of the Fund’s net assets. The Fund’s investment exposure to an asset class will fluctuate depending on the positive or negative signals identified by Wellington Management for the asset class, including based on whether an asset class is trending up, trending down or in a “range-bound” environment (i.e., where the market is trading in a relatively narrow range instead of trending). Wellington Management, in its sole discretion, will determine the allocation of the Fund’s investment exposure across the asset classes. After asset class allocations are made, Wellington Management will generally allocate any remaining assets (i.e., assets remaining if the Fund’s investment exposure to futures is less than 100%) to repurchase agreements and/or other money market instruments. These instruments will also serve as collateral for the futures instruments, as described above. This strategy seeks to achieve portfolio efficiency by using futures instruments to gain exposure to the various assets classes, and seeks to reduce volatility by adjusting its exposure to multiple asset classes depending on market conditions.”

On page 23 of the Prospectus, under the heading “More Information About the Fund,” the second paragraph under the subsection “Additional Information About the Fund’s Risks – Foreign Exposure Risk,” is hereby deleted in its entirety and replaced with the following:

“Among other countries, the Fund may obtain investment exposure to the United Kingdom that presents certain additional risks. For example, the United Kingdom’s economy is dependent on the economies of Europe and the United States as key trading partners. Reduction in spending by these economies on the United Kingdom’s products and services or negative changes in any of these economies may cause an adverse impact on the United Kingdom’s economy.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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